UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2006

Diebold, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5995 Mayfair Road, P.O.Box 3077, North Canton, Ohio		44720-8077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 490-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2006, Diebold, Incorporated (the "Company") entered into a Separation Agreement (the "Agreement") with Michael J. Hillock, president of the Company's international operations, in connection with his retirement from the Company. Mr. Hillock's retirement will be effective December 31, 2006. Under the terms of the Agreement, Mr. Hillock will be entitled to receive severance payments as follows: (i) on the six-month anniversary of the retirement date, he will be paid a lump sum amount equal to six times his regular base monthly salary as of the retirement date; and (ii) thereafter, and for a period of twelve months, Mr. Hillock will continue to receive an amount equivalent to 100% of his regular base salary as of the retirement date.

Mr. Hillock shall be eligible to receive any bonus earned under the Annual Incentive Plan for 2006. He shall not be eligible for participation in the Annual Incentive Plan portion of the Executive Incentive Program after the 2006 bonus period. Any amounts held on behalf of Mr. Hillock under the Amended and Restated 1992 Deferred Incentive Compensation Plan or the 2005 Deferred Incentive Compensation Plan shall be distributed according to the terms and conditions of that plan.

Mr. Hillock shall remain eligible to receive additional compensation under the Company's Long Term Executive Incentive Plan ("LTIP") as outlined in the Agreement. All rights with respect to nonqualified stock options and restricted stock unit awards granted to Mr. Hillock prior to the retirement date shall be governed by the terms and conditions of the Company's 1991 Equity and Performance Incentive Plan (As Amended and Restated as of February 15, 2006).

Mr. Hillock is entitled to continue participation in the Company's Associate Healthcare Plan for a period of eighteen months.

Under the Agreement, Mr. Hillock is subject to certain non-competition, non-solicitation and confidentiality obligations.

The foregoing description of the terms of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Separation Agreement between Diebold, Incorporated and Michael J. Hillock, effective June 12, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated

June 16, 2006	By:	Kevin J. Krakora

Name: Kevin J. Krakora
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement between Diebold, Incorporated and Michael J. Hillock, effective June 12, 2006.